UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2022

LGBTQ LOYALTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54867	80-0671280
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2435 Dixie Highway, Wilton Manors, FL	33305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 947-6133

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LFAP	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

ProcureAM, LLC (“Adviser”), the adviser to LGBTQ + ESG100 ETF (the “Fund”), after consultation with LGBTQ Loyalty Holdings, Inc. (“LGBTQ Loyalty” or the “Company”), the sponsor of the ETF, determined that the Fund should be closed. Based upon a recommendation by the Adviser, the Board of Trustees of Procure ETF Trust I (the “Trust”) has approved a Plan of Liquidation for the Fund under which the Fund will be liquidated on or about April 28, 2022 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the officers of the Trust. Beginning when the Fund commences the liquidation of its portfolio, the Fund will not pursue its investment objectives or, with certain exceptions, engage in normal business activities, and the Fund may hold cash and securities that may not be consistent with the Fund’s investment objective and strategy, which may adversely affect Fund performance.

For additional information regarding the liquidation of the Fund, including, but not limited to, the suspension of sales and trading, liquidation process, other alternatives, and U.S. Federal income tax matters, please refer to the Fund’s Supplement to the Summary Prospectus and Statement of Additional Information, each dated March 25, 2022 which can be found here: https://www.sec.gov/Archives/edgar/data/0001704174/000089418922002185/procure-lgbtq_497e.htm (the “Supplement”).The foregoing description of the Supplement does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplement.

On March 31, 2022, the Company issued a press release tilted, “LGBTQ+ ESG100 ETF to be Liquidated”. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated March 31, 2022, tilted “LGBTQ+ ESG100 ETF to be Liquidated”.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LGBTQ LOYALTY HOLDINGS, INC.

Date: April 1, 2022	By:	/s/ Robert A. Blair
Robert A. Blair
Chief Executive Officer